SUPPLEMENT DATED JANUARY 1, 2006 TO THE PROSPECTUS

DATED MAY 2, 2005

JNL® SERIES TRUST

Please note that the changes apply to your variable annuity and/or variable life product(s).

Please add the following two bullets after the fourth paragraph in the section entitled "The Sub-Adviser and Portfolio Management" for the JNL/AIM Real Estate Fund:

•

James Cowen, Portfolio Manager, who has been responsible for the Fund since 2006 and has been associated with the sub-adviser and/or its affiliates since 2001. In 2000, he was a financial analyst for Johnathan Edwards Consulting.

•	Ping Ying Wang, Portfolio Manager, who has been responsible for the Fund since 2006 and has been associated with the sub-adviser and/or its affiliates since 1998.

Please add the following paragraphs after the fourth paragraph in the section entitled "The Sub-Adviser and Portfolio Management" for the JNL/Alger Growth Fund:

Alger has responded to inquires, document requests and/or subpoenas from regulatory authorities, including the United States Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General, the Attorney General of New Jersey, and the West Virginia Securities Commissioner, in connection with their investigations of practices in the mutual fund industry identified as "market timing" and "late trading."

On December 16, 2005, Alger received from the staff of the SEC a "Wells notice" which indicated that the staff intends to recommend that the SEC bring civil enforcement action for possible violations of the federal securities laws. "Wells notices" also have been sent to Fred Alger & Company, Incorporated ("Alger Inc."), the Distributor of the Alger-sponsored mutual funds, and its parent company as well as certain present and former members of the senior management of Alger and Alger Inc. The Wells notices arose out of the SEC staff's ongoing investigation of market timing and late trading practices in the mutual fund industry. Alger and the other recipients have the opportunity to respond to the staff before the staff makes a formal recommendation. Alger plans to submit a response to the staff in January 2006.

On August 31, 2005, the West Virginia Securities Commissioner in an ex parte Summary Order to Cease and Desist and Notice of Right to Hearing concluded that Alger and Alger Inc. had violated the West Virginia Uniform Securities Act, and ordered Alger and Alger Inc. to cease and desist from further violations of the act by engaging in the market-timing-related conduct described in the order. The ex parte order provided notice of their right to a hearing with respect to the violations of law asserted by the Commissioner. Other firms unaffiliated with Alger were served with similar orders. Alger and Alger Inc. intend to request a hearing for the purpose of seeking to vacate or modify the order.

In addition, in 2003 and 2004 several purported class actions and shareholder derivative suits were filed against various parties in the mutual fund industry, including Alger, certain mutual funds managed by Alger (the "Alger Mutual Funds"), and certain current and former Alger Mutual Fund trustees and officers, alleging wrongful conduct related to market-timing and late-trading by mutual fund shareholders. These cases were transferred to the U.S. District Court of Maryland by the Judicial Panel on Multidistrict Litigation for consolidated pre-trial proceedings. In September 2004, consolidated amended complaints involving these cases – a Consolidated Amended Fund Derivative Complaint (the "Derivative Complaint") and two substantially identical Consolidated Amended Class Action Complaints (together, the "Class Action Complaint") – were filed in the Maryland federal district court under the caption number 1:04-MD-15863 (JFM). In April 2005 a civil lawsuit involving similar allegations was filed by the West Virginia Attorney General and also transferred to the Maryland District Court.

The Derivative Complaint alleged (i) violations, by Alger, and, depending on the specific offense alleged, by Alger Inc. and/or the fund trustee defendants, of Sections 36(a), 36(b), 47 and 48 of the Investment Company Act of 1940 (the "Investment Company Act") and of Sections 206 and 215 of the Investment Advisers Act of 1940, breach of fiduciary duty, and breach of contract, (ii) various offenses by other third-party defendants, and (iii) unjust enrichment by all the named defendants. The Class Action Complaint alleged, in addition to the offenses listed above, (i) violations, by Alger, Alger Inc., their affiliates, the funds named as defendants, including the Fund (excluding JNL/Alger Growth Fund), and the current and former fund trustees and officers, of Sections 11, 12(a)(2), and 15 of the Securities Act of 1933, Sections 10(b) (and Rule 10b-5 thereunder) and 20(a) of the Securities Exchange Act of 1934 (the "1934 Act"), and Section 34(b) of the Investment Company Act of 1940, (ii) breach of contract by the funds named as defendants, and (iii) unjust enrichment of the defendants. The West Virginia Attorney General action also alleges violations of the West Virginia Consumer Credit and Protection Act and other wrongful conduct.

Motions to dismiss the Class Action Complaint and the Derivative Complaint were subsequently filed. On November 3, 2005, the district court issued letter rulings dismissing both complaints in their entirety with respect to the Alger Mutual Funds (excluding the JNL/Alger Growth Fund) and dismissing all claims against the other Alger defendants, other than the claims under the 1934 Act and Section 36(b) of the Investment Company Act, with leave to the class action plaintiffs to file amended complaints against those defendants with respect to claims under state law. It is anticipated that orders implementing the letter rulings will be entered in or about January 2006 and that various motions for reconsideration of the letter rulings will be filed thereafter.

Alger does believe that the Alger Funds (including JNL/Alger Growth Fund) are themselves targets of the regulatory investigations as potential enforcement defendants.

The SEC, and, in some cases, state government authorities have a variety of administrative and civil enforcement powers, including injunctive powers, authority to assess fines and penalties and order restitution, authority to limit the activities of a person or company and other enforcement powers, that may be exercised administratively or through the courts.

Under Section 9(a) of the Investment Company Act, if any of the various regulatory proceedings or lawsuits were to result in a court injunction against Alger or Alger Inc., those entities would, in the absence of exemptive relief granted by the SEC, be barred from serving as investment adviser/sub-adviser or distributor for any registered investment company, including the JNL/Alger Growth Fund. While exemptive relief from Section 9(a) has been granted in certain other cases, there is no assurance that such exemptive relief would be granted if sought. In addition, it is possible that these matters and/or other developments resulting from these matters could result in increased redemptions from the Fund (including the JNL/Alger Growth Fund), loss of personnel of Alger, diversion of time and attention of the Alger personnel, diminishment of financial resources of Alger, or other consequences potentially adverse to the Fund (including the JNL/Alger Growth Fund). Alger cannot predict the potential effect of such actions upon Alger or the JNL/Alger Growth Fund. There can be no assurance that the effect, if any, would not be material.

The second paragraph in the section entitled "The Sub-Adviser and Portfolio Management" for the JNL/JPMorgan International Value Fund should be deleted in its entirety and replaced with the following:

Gerd Woort-Menker, Managing Director of J.P. Morgan is responsible for the day-to-day management of the Fund. Mr. Woort-Menker who is a senior portfolio manager in the Morgan Global Investment team, has been employed by J.P. Morgan since 1987. Mr. Woort-Menker has been on the portfolio management team since 2002.

This Supplement is dated January 1, 2006.

(To be used with VC3656 Rev. 05/05, VC3657 Rev. 05/05, VC3723 Rev. 05/05, VC5825 05/05, NV3174CE Rev. 05/05, NV3784 Rev. 05/05, VC4224 Rev. 05/05, NV4224 Rev. 05/05, VC5526 Rev. 05/05, NV5526 Rev. 05/05, NV5825 05/05, FVC4224FT Rev. 05/05, VC5890 05/05, VC5884 05/05, VC5869 05/05, VC5885 05/05, NV5869 05/05, NV5890 05/05, NV5884 05/05, NV5885 05/05, HR105 Rev. 05/05, and VC2440 Rev. 05/05.)

V5983 1/06

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SUPPLEMENT DATED JANUARY 1, 2006 TO THE STATEMENT

OF ADDITIONAL INFORMATION DATED MAY 2, 2005

JNL® SERIES TRUST

Please note that the changes apply to your variable annuity and/or variable life product(s).

On page 49, in the section entitled "Trustee Compensation", please delete the first paragraph in its entirety and replace it with the following:

The Trustee who is an “interested person” receives no compensation from the Trust. Each disinterested Trustee (except the Chairman of the Board) is paid by the Funds an annual retainer of $40,000, as well as a fee of $5,000 for each meeting of the Board of Trustees attended. The Chairman of the Board of Trustees receives an annual retainer of $60,000, as well as a fee of $5,000 for each meeting of the Board of Trustees attended. Each Trustee receives $2,500 for telephonic meetings. The Chair of the Audit Committee receives an additional annual retainer of $5,000 for his services in that capacity. The members of the Audit Committee receive $2,500 for each Audit Committee meeting. The members of the Audit Committee will receive $1,250 for telephonic Audit Committee meetings.

Please insert the section below immediately following the section entitled "Trustee Compensation":

Selection of Trustee Nominees

The Board is responsible for considering trustee nominees at such times as it considers electing new trustees to the Board. The Board may consider recommendations by business and personal contacts of current Board members and by executive search firms which the Board may engage from time to time and will also consider shareholder recommendations. The Board has not established specific, minimum qualifications that it believes must be met by a trustee nominee. In evaluating trustee nominees, the Board considers, among other things, an individual’s background, skills, and experience; whether the individual is an “interested person” as defined in the Investment Company Act of 1940; and whether the individual would be deemed an “audit committee financial expert” within the meaning of applicable SEC rules. The Board also considers whether the individual’s background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the diversity of the Board. There are no differences in the manner in which the Board evaluates nominees for trustee based on whether the nominee is recommended by a shareholder.

A shareholder who wishes to recommend a trustee nominee should submit his or her recommendation in writing to the Chair of the Board, Dominic D’Annunzio, P.O. Box 30902, Lansing, Michigan 48909-8402. At a minimum, the recommendation should include:

•	the name, address, date of birth and business, educational, and/or other pertinent background of the person being recommended;

•	a statement concerning whether the person is an “interested person” as defined in the Investment Company Act of 1940;

•	any other information that the Funds would be required to include in a proxy statement concerning the person if he or she was nominated; and

•

the name and address of the person submitting the recommendation, together with an affirmation of the person’s investment, via insurance products, in the Funds and the period for which the shares have been held.

The recommendation also can include any additional information which the person submitting it believes would assist the Board in evaluating the recommendation.

Shareholders should note that a person who owns securities issued by Prudential PLC (the parent company of the Funds’ investment adviser and distributor) would be deemed an “interested person” under the Investment Company Act of 1940. In addition, certain other relationships with Prudential PLC or its subsidiaries, with registered broker-dealers, or with the Funds’ outside legal counsel may cause a person to be deemed an “interested person.”

Before the Board decides to nominate an individual as a trustee, Board members customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information that must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving as a trustee of a registered investment company.

On page 65, in the section entitled "Investment Sub-Advisers and Portfolio Managers" for INVESCO Institutional (N.A.), Inc., please add the following tables under sub-section entitled "Other Accounts Managed by the Portfolio Manager and Potential Conflicts of Interest" for the JNL/AIM Real Estate Fund:

James Cowen	Number Of Accounts	Total Assets
registered investment companies:	0	$0
other pooled investment vehicles:	0	$0
other accounts:	0	$0

Ping Ying Wang	Number Of Accounts	Total Assets
registered investment companies:	0	$0
other pooled investment vehicles:	0	$0
other accounts:	0	$0

On page 67, in the table entitled "Security Ownership of Portfolio Manager(s)" for INVESCO Institutional (N.A.), Inc., please delete the table in its entirety and replace it with the following:

Portfolio Manager	None	$1-$10,000	$10,001-$50,000	$50,001-$100,000	$100,001-$500,000	$500,001-$1,000,000	over $1,000,000
Joe V. Rodriguez	X
Mark Blackburn	X
James W. Trowbridge	X
James Cowen	X
Ping Ying Wang	X

On page 81, in the section entitled "Investment Sub-Advisers and Portfolio Managers" for J.P. Morgan Investment Management Inc., please delete the sub-section entitled "Other Accounts Managed by the Portfolio Manager and Potential Conflicts of Interest" for the JNL/JPMorgan International Value Fund for Andrew Cormie, M.D. in its entirety.

On page 82, in the table entitled "Security Ownership of Portfolio Manager(s)" for J.P. Morgan Investment Management Inc., please delete Andrew Cormie, M.D.

This Supplement is dated January 1, 2006.

(To be used with V3180 Rev. 05/05)

V5984 1/06

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